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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)........November 1, 1995




                               RYKOFF-SEXTON, INC.
             (Exact name of registrant as specified in its charter)




        DELAWARE                     0-8105                   95-2134693
        --------                     ------                   ----------
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
of incorporation)                                        Identification Number)





                             1050 Warrenville Road
                           Lisle, Illinois 50532-5201
                           --------------------------
                    (Address of principal executive offices)





   Registrant's telephone number, including area code ....... (708) 964-1414





                 761 Terminal Street Los Angeles, California 90021
                 -------------------------------------------------
           (Former name or former address, if changed since last report)







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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On November 1, 1995 (the "Closing Date"), the Registrant, Rykoff-Sexton, Inc., a Delaware corporation ("Rykoff"), acquired substantially all of the assets of H&O Foods, Inc., a privately owned Nevada corporation ("H&O"). H&O is a regional, full-line institutional foodservice distributor serving Nevada, California and Arizona. Rykoff intends to continue the business of H&O within such states.

    Rykoff paid approximately $30,700,000 in payment of the purchase price for the assets acquired, subject to certain post-closing purchase price adjustments. The aggregate consideration consisted of approximately $5,500,000 in cash, Rykoff's issuance of unsecured promissory notes in the amounts of $5,305,000 and $21,350,000 and its assumption of certain H&O liabilities. The terms of the sale are more fully described in the asset purchase agreement by and among the parties which is filed as an exhibit herewith. The Registrant agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit thereto upon its request.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         It is impracticable to provide the required financial statements at this time. Such financial statements will be filed as soon as practicable, but not later than 60 days after November 16, 1995, the latest date on which this Form 8-K may be filed.

    (b)  Pro Forma Financial Information.

         It is impracticable to provide pro forma financial information at this time. Such information will be filed as soon as practicable, but not later than 60 days after November 16, 1995, the latest date on which this Form 8-K may be filed.

    (c) Exhibits. The following documents are filed as an exhibit to this Form 8-K and is incorporated herein by reference:

         Exhibit No.         Description
         -----------         -----------
             2               Asset Purchase Agreement, dated as of October 26,
                             1995, by and among H&O Foods, Inc., certain shareholders set forth on Schedule 1 thereto and Rykoff-Sexton, Inc.






                                      -2-

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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 14,  1995              RYKOFF-SEXTON, INC.



                         By /s/ Richard J. Martin
                            ---------------------------------------------------
                          Its Senior Vice President and Chief Financial Officer


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                                 EXHIBIT INDEX


                                                                         Page
Exhibit No.                    Description                              Number
-----------                    -----------                              -------
    2              Asset Purchase Agreement, dated as of October 26,
                   1995, by and among H&O Foods, Inc., certain shareholders set forth on Schedule 1 thereto and Rykoff-Sexton, Inc.